SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 26, 2002

Date of Earliest Event Reported: June 26, 2002

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
230 Half Mile Road
Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code:           (732) 933-5000

Item 7.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release issued June 26, 2002

Item 9.	Regulation FD Disclosure.

On June 26, 2002, the registrant issued the press release filed as Exhibit 99.1 hereto.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated: June 26, 2002

MILLENNIUM CHEMICALS INC.
By: _/C. William Carmean/_________________________
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued June 26, 2002